Exhibit 10.14

EXECUTION COPY

FOURTH AMENDMENT

Dated as of March 18, 2009

by and among

PASSIVE ASSET TRANSACTIONS, LLC,

as Borrower,

RFC ASSET HOLDINGS II, LLC,

as Borrower,

RESIDENTIAL FUNDING COMPANY, LLC,

as Guarantor,

GMAC MORTGAGE, LLC,

as Guarantor,

RESIDENTIAL CAPITAL, LLC

as Guarantor,

GMAC LLC,

as Initial Lender and as Lender Agent

and

Certain Other Financial Institutions and Persons from

time to time party hereto as Lenders

This FOURTH AMENDMENT (this “Agreement”) dated as of March 18, 2009 (the “Amendment Effective Date”), is by and among Passive Asset Transactions, LLC, a Delaware limited liability company (“PATI”), RFC Asset Holdings II, LLC, a Delaware limited liability company (“RAHI” and, together with PATI, each a “Borrower” and collectively, the “Borrowers”), Residential Funding Company, LLC, a Delaware limited liability company (“RFC”), Residential Capital, LLC, a Delaware limited liability company (“ResCap”), GMAC Mortgage, LLC, a Delaware limited liability company (“GMAC Mortgage”, and together with RFC and ResCap, each a “Guarantor” and collectively, the “Guarantors”), GMAC LLC, a Delaware limited liability company (the “Initial Lender”), the financial institutions and other Persons that are or may from time to time become parties hereto as Lenders (together with the Initial Lender and their respective successors and assigns, each a “Lender” and collectively, the “Lenders”) and GMAC LLC, a Delaware limited liability company, as agent for the Lenders (in such capacity together with its successors and assigns in such capacity, the “Lender Agent”).

Reference is hereby made to the Loan Agreement, dated as of November 20, 2008 among the Borrowers, the Guarantors, the Lenders and the Lender Agent (as amended and modified through the date hereof, the “Loan Agreement”).

RECITALS

1. Each of the parties hereto is a party to the Loan Agreement.

2. The parties hereto desire to make certain amendments to the Loan Agreement.

3. Each of the parties hereto, by its signature hereto, hereby acknowledges, consents and agrees to the changes set forth herein.

4. In consideration of the premises and mutual agreements herein contained and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINED TERMS

SECTION 1.1 Capitalized terms used herein and not otherwise defined shall have the meaning set forth in the Loan Agreement.

ARTICLE II

AMENDMENTS TO THE LOAN AGREEMENT

SECTION 2.1 Amendments to the Loan Agreement. Each of the parties hereto hereby consents and agrees that the Loan Agreement shall be amended as of the Amendment Effective Date as follows:

(a)	Section 1.01(b) of the Loan Agreement is hereby amended and restated in full to read as follows:

“(b) All capitalized terms used herein, and not specifically defined herein, are used herein as defined in Article 9 of the UCC to the extent defined therein.”

Fourth Amendment to Loan Agreement

(b) Section 2.04(c) of the Loan Agreement is hereby amended by deleting “the close of the applicable Business Day” and replacing it with “7:00 p.m., New York City time, on each Business Day”.

(c) The first sentence of Section 2.10(b) of the Loan Agreement is hereby amended by deleting clause (i) of the proviso thereto and substituting the following:

“(i) immediately after giving effect to such reduction, the Aggregate Commitment Amount as so reduced shall not be lower than the sum of the Outstanding Aggregate Loan Amount plus the GMAC Derivative Support Requirement.”

(d) Section 8.01 of the Loan Agreement is hereby amended by adding the following paragraph (n) thereto:

“(n) (i) an “Event of Default” or “Termination Event” shall have occurred under any Derivative Agreement (as such terms are defined in the applicable Derivative Agreement), (ii) a “Default” shall have occurred under the Master Netting Agreement (as such term is defined in the Master Netting Agreement) or (iii) an “Event of Default” shall have occurred under any “Facility Document” (as such terms are defined in the MSR Loan Agreement).”

SECTION 2.2 Amendments to Definitions. Each of the parties hereto hereby consents and agrees that Schedule 1.01 to the Loan Agreement shall be amended as of the Amendment Effective Date as follows:

(a) The definition of “Available Amount” in Schedule 1.01 to the Loan Agreement is hereby amended and restated in full to read as follows:

““Available Amount” means, on any Business Day, an amount equal to the lesser of (a) the Derivative Adjusted Available Amount and (b) the then current Borrowing Base.”

(b) The definition of “Borrowing Base” in Schedule 1.01 to the Loan Agreement is hereby amended and restated in full to read as follows:

““Borrowing Base” means, as of any date of determination, an amount equal to the lesser of (a) the Derivative Adjusted Available Amount and (b) the sum of (i) the aggregate Collateral Value of all Qualifying Collateral as of the close of business on the immediately preceding Business Day as determined in accordance with Section 2.04, plus (ii) the amount of funds on deposit in the Collection Accounts (but not the European SPV Accounts or the European Hedging Account) on such date, minus (iii) (for any determination after the initial determination of the Borrowing Base) any Reserves applicable on such date and minus (iv) the GMAC Derivative Support Requirement in effect on such date.”

2	Fourth Amendment to Loan Agreement

(c) The definition of “Business Day” in Schedule 1.01 to the Loan Agreement is hereby amended and restated in full to read as follows:

““Business Day” means any day other than (a) a Saturday or Sunday; or (b) a day on which banking institutions in the State of New York are required or authorized by law to be closed.”

(d) The definition of “Flume No. 8 Loan Sale and Purchase Agreement” is hereby amended by replacing the phrase “Flume No. 8 Sellers” with “Flume No. 8 Seller” where it appears therein.

(e) The definition of “Flume No. 8 Security Documents” is hereby amended and restated in full to read as follows:

“Flume No. 8 Security Documents means the Flume No. 8 Notes, the Flume No. 8 Loan Sale and Purchase Agreement, the Flume No. 8 Note Issuance Facility Deed, the Flume No. 8 Administration Agreement, the Flume No. 8 Bank Agreement, the Flume No. 8 GIC Agreement, the Flume No. 8 Deed of Assignment, the Flume No. 8 Deed of Charge and Assignment, and each and every other document, agreement and deed entered into by ResCap, its Subsidiary and/or the Flume No. 8 Security Trustee in connection with the purchase of certain residential mortgage loans, the issuance of the Flume No. 8 Notes and creation of security in respect of the Flume No. 8 Notes in favor of the Flume No. 8 Security Trustee, in each case, by the Flume No. 8 SPE, as all of the foregoing may be amended, supplemented, restated or otherwise modified from time to time, and in each case if and to the extent any of the foregoing evidence or relate to the Flume No. 8 Notes.”

(f) The definition of “Flume No. 8 Sellers” is hereby amended and restated in full to read as follows:

“Flume No. 8 Seller means GMAC-RFC Limited.”

(g) The definition of “Loan Repayment Date” in Schedule 1.01 to the Loan Agreement is hereby amended by deleting “March 31, 2009” and replacing it with “June 30, 2009”.

(h) The definition of “Permitted Liens” in Schedule 1.01 to the Loan Agreement is hereby amending and restating clause (o) in full to read as follows:

“(o) Liens granted (i) under the Security Documents in favor of the Omnibus Agent or the Lender Agent to secure the Obligations, (ii) under the “Facility Documents” (as defined in the MSR Loan Agreement) in favor of the Omnibus Agent or GMAC, as lender, securing the “Obligations” (as defined in the MSR Loan Agreement) or (iii) under the Derivative Documents in favor of the Omnibus Agent or GMAC IM securing obligations under the Derivative Documents.”

3	Fourth Amendment to Loan Agreement

(i) The definition of “Security Documents” in Schedule 1.01 to the Loan Agreement is hereby amended by (i) adding the phrase “the Omnibus Security Agreement” immediately after the phrase “the Security Agreement” in clause (a) of such definition and (ii) adding the phrase “the Omnibus Agent or” immediately before the phrase “the Lender Agent” in clause (d) of such definition.

SECTION 2.3 Additional Definitions. Each of the parties hereto hereby consents and agrees that Schedule 1.01 to the Loan Agreement shall be amended as of the Amendment Effective Date by adding the following new definitions in the appropriate alphabetical location therein:

“Derivative Adjusted Available Amount” means, on any Business Day, an amount equal to the then current Aggregate Commitment Amount minus the GMAC Derivative Support Requirement.

“Derivative Agreement” means (a) each agreement identified on Schedule X to the Omnibus Security Agreement and (b) each additional agreement between GMAC IM and any ResCap Counterparty that governs one or more Derivative Transactions entered into by GMAC IM and such ResCap Counterparty, which agreement shall consist of (i) a “Master Agreement” in a form published by the International Swaps and Derivatives Association, Inc., together with a “Schedule” thereto, each “Confirmation” thereunder confirming the specific terms of each such Derivative Transaction and each “Credit Support Annex” related to such Derivative Transaction or (ii) a “Master Securities Forward Transaction Agreement,” together with any applicable “Annexes” thereto and each “Confirmation” thereunder confirming the specific terms of such Derivative Transaction.

“Derivative Documents” shall mean (i) the Derivative Agreements; (ii) the Master Netting Agreement and (iii) the Omnibus Security Agreement.

“Derivative Transaction” means each interest rate swap, interest rate cap, currency swap, securities forward, “TBA” or other similar transaction between GMAC IM and one or more ResCap Counterparties that is entered into pursuant to and governed by a Derivative Agreement.

“Flume No. 8 Deed of Charge and Assignment means the Deed of Charge and Assignment, dated as of November 14, 2008, between the Flume No. 8 SPE, the Flume No. 8 Security Trustee, ResCap, GMAC-RFC Limited, Barclays Bank PLC and SFM Corporate Services Limited.”

“GMAC Derivative Support Requirement” means, with respect to any Business Day, the aggregate sum of the amount of cash collateral that GMAC IM is required to have on deposit as collateral with each ResCap Counterparty pursuant to the terms of the Derivative Agreements, calculated without deduction

4	Fourth Amendment to Loan Agreement

for netting under the Master Netting Agreement, as such sum is set forth in the most recent Periodic Netting Statement (as defined in the Master Netting Agreement) delivered by GMAC IM pursuant to the Master Netting Agreement; provided that if a Periodic Netting Statement has not been delivered by GMAC IM for two (2) consecutive Business Days, then, until the delivery of a Periodic Netting Statement, the GMAC Derivative Support Requirement shall be the sum of the amounts of cash collateral that GMAC IM has on deposit as collateral with each ResCap Counterparty pursuant to the terms of the Derivative Agreements on such Business Day, plus any additional amounts that GMAC IM is required to deposit pursuant to the terms of the Derivative Agreements on the next Business Day, minus any amounts currently on deposit as collateral with any ResCap Counterparty that is required to be returned to GMAC IM pursuant to the terms of the applicable Derivative Agreement on the next Business Day (as set forth in any notices delivered pursuant to the terms of the applicable Derivative Agreement); provided, further, that if, on any Business Day, (i) GMAC IM shall have failed to deliver any amount of cash collateral when required to do so under any Derivative Agreement (as modified, if applicable, by the Master Netting Agreement), (ii) such failure shall have continued for more than three consecutive Business Days, and (iii) the amount of cash collateral that GMAC IM has on deposit with the ResCap Counterparties is less than the amount GMAC IM is required to have on deposit on such Business Day pursuant to the Derivative Agreements, then such difference shall be excluded for purposes of determining the “GMAC Derivative Support Requirement”; and provided further, for the avoidance of doubt, that GMAC’s retention of any amount during any dispute resolution process specified in the Derivative Documents shall not constitute a failure to deliver cash collateral for purposes of this definition. In no case shall the GMAC Derivative Support Requirement be less than zero.

“GMAC IM” means GMAC Investment Management LLC, a Delaware limited liability company and its successors and assigns.

“Master Netting Agreement” means the Guarantee and Master Netting Agreement dated as of March 18, 2009 among GMAC IM, GMAC LLC, the ResCap Counterparties, and the Borrowers, as the same may be amended, supplemented, restated or otherwise modified from time to time.

“MSR Loan Agreement means the Loan and Security Agreement, dated as of April 18, 2008, by and among RFC and GMAC Mortgage, as borrowers, and GMAC LLC, as lender, as the same may be amended, supplemented, restated or otherwise modified from time to time.

“Omnibus Agent” means GMAC, in its capacity as Omnibus Agent pursuant to the Omnibus Security Agreement.

“Omnibus Security Agreement” means the Omnibus Pledge and Security Agreement dated as of March 18, 2009 among the Obligors, GMAC IM and GMAC LLC as Omnibus Agent, Lender Agent, Lender under the MSR Loan Agreement and as a Secured Party, as the same may be amended, supplemented, restated or otherwise modified from time to time.

5	Fourth Amendment to Loan Agreement

“ResCap Counterparty” means ResCap, RFC and/or GMAC Mortgage, as counterparty under a Derivative Transaction, and any successors or assigns.

SECTION 2.4 Amendment to Schedule 7.01(t). Schedule 7.01(t) to the Loan Agreement is hereby deleted in its entirety and replaced with the Schedule 7.01(t) attached hereto.

ARTICLE III

CONDITIONS TO EFFECTIVENESS

SECTION 3.1 Amendment Effective Date. This Agreement and the provisions contained herein shall become effective as of the Amendment Effective Date.

ARTICLE IV

ACKNOWLEDGEMENTS, CONSENTS, NOTICE, CONFIRMATION AND

REPRESENTATIONS AND WARRANTIES

SECTION 4.1 Notice. Each party hereto hereby acknowledges timely notice of the execution of this Agreement and of the transactions and amendments contemplated hereby. Each party hereto hereby waives any notice requirement contained in the Loan Agreement or the Facility Documents with respect to the execution of this Agreement.

SECTION 4.2 Reservation of Rights. The Borrowers and the Guarantors each hereby acknowledge and agree that none of this Agreement, the making of any loan under the Loan Agreement by GMAC LLC and GMAC LLC’s or the Lender Agent’s consent thereto either before or after the Effective Date shall constitute (w) an approval of the accuracy of all or any portion of any Borrower funding request or related certification, (x) a waiver or forbearance by GMAC LLC or the Lender Agent under any of the Facility Documents, (y) the acceptance by any Lender or the Lender Agent of any course of conduct by any Obligor or any other Person or (z) an agreement by GMAC LLC or the Lender Agent to amend any of the Facility Documents without all required approvals or related certification. The Borrowers and the Guarantors each hereby further acknowledge and agree that GMAC LLC and the Lender Agent reserve all rights, remedies and options under the Facility Documents to require either Borrower to satisfy in all respects the conditions relating to the making of any loan under the Facility Documents and each Obligor to perform all of its obligations under the Facility Documents which are then due and owing or are susceptible of performance, as the case may be.

SECTION 4.3 Confirmation of the Facility Documents. The Borrowers, the Guarantors and the Obligors each hereby acknowledge and agree that, except as herein expressly amended and as amended by the First Amendment Agreement to the Pledge and Security Agreement and Irrevocable Proxy, dated as of the date hereof and among the parties hereto, the Loan Agreement and each other Facility Document are each ratified and confirmed in all respects and shall remain in full force and effect in accordance with their respective terms. Without limiting the foregoing, each Obligor reaffirms its grant of a security interest in all the Collateral pledged by it, and agrees that such security interest secures all Obligations. As of the Amendment Effective Date, each reference in the Loan Agreement to “this Agreement” or in any other Facility Document to the “Loan Agreement” shall mean the Loan Agreement as amended by this Agreement, and as hereinafter amended or restated.

6	Fourth Amendment to Loan Agreement

SECTION 4.4 Amendments to Security Documents. Each Obligor covenants and agrees to deliver to the Omnibus Agent no later than April 15, 2009 fully executed and delivered amendments to (a) each Account Control Agreement and (b) that certain letter agreement regarding “Custody of Certificates Representing GSAP Preferred Shares,” dated as of November 20, 2008, by and among GMAC LLC, in its individual capacity and as Lender Agent, RAHI, PATI, RAHI A, LLC and PATI A, LLC, each as necessary to provide that the Omnibus Agent shall be a secured party thereunder, which amendments shall be in form and substance reasonably acceptable to the Lender Agent.

SECTION 4.5 Omnibus Security Agreement. The Initial Lender hereby (a) consents to the execution of the Omnibus Security Agreement and the entry into the agreements contained therein by the Lender Agent and (b) directs the Lender Agent to execute the Omnibus Security Agreement.

SECTION 4.6 Additional Collateral. The Obligors hereby acknowledge and agree that none of the Collateral subject to the lien of the Omnibus Security Agreement shall constitute “Approved Additional Collateral” as defined in the Loan Agreement (except to the extent that any such Collateral has been designated “Approved Additional Collateral” in accordance with the provisions of the Loan Agreement).

SECTION 4.7 Consent to Security Interest. Each of the Obligors, the Lender Agent and the Initial Lender hereby consent to the creation and existence of the security interests in the Collateral created by the Omnibus Security Agreement.

SECTION 4.8 Representations and Warranties. By its signature hereto, each Borrower, each Guarantor and each other Obligor hereby represents and warrants that, before and after giving effect to this Agreement, as follows:

(a) Its representations and warranties set forth in the Facility Documents are true and correct as if made on the date hereof, except to the extent they expressly relate to an earlier date; and

(b) No Default has occurred and is continuing.

ARTICLE V

MISCELLANEOUS

SECTION 5.1 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES (BUT WITH REFERENCE TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, WHICH BY ITS TERMS APPLIES TO THIS AGREEMENT).

SECTION 5.2 Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which

7	Fourth Amendment to Loan Agreement

when so executed shall be deemed to be an original (whether such counterpart is originally executed or an electronic copy of an original and each party hereto expressly waives its rights to receive originally executed documents) and all of which when taken together shall constitute one and the same agreement.

SECTION 5.3 WAIVER OF JURY TRIAL. EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO A TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

SECTION 5.4 Entire Agreement. This Agreement, the Loan Agreement and the other Facility Documents embody the entire agreement and understanding of the parties hereto and supersede any and all prior agreements, arrangements and understanding relating to the matters provided for herein.

SECTION 5.5 Captions. The various captions in this Agreement are included for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement.

SECTION 5.6 Severability. If any provision of this Agreement, or the application thereof to any party or any circumstance, is held to be unenforceable, invalid or illegal (in whole or in part) for any reason (in any jurisdiction), the remaining terms of this Agreement, modified by the deletion of the unenforceable invalid or illegal portion (in any relevant jurisdiction), will continue in full force and effect, and such unenforceability, invalidity or illegality will not otherwise affect the enforceability, validity or legality of the remaining terms of this Agreement so long as this Agreement, as so modified, continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the deletion of such portion of this Agreement will not substantially impair the respective expectations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties.

SECTION 5.7 SUBMISSION TO JURISDICTION. EACH PARTY HERETO HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH PARTY HERETO HEREBY CONSENTS TO PROCESS BEING SERVED IN ANY SUIT, ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT, OR ANY DOCUMENT DELIVERED PURSUANT HERETO BY THE MAILING OF A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, RETURN RECEIPT REQUESTED, TO ITS RESPECTIVE ADDRESS SPECIFIED AT THE TIME FOR NOTICES UNDER THIS AGREEMENT OR TO ANY OTHER ADDRESS OF WHICH IT SHALL HAVE GIVEN WRITTEN OR ELECTRONIC NOTICE TO THE OTHER PARTIES. THE FOREGOING SHALL NOT LIMIT THE ABILITY OF ANY PARTY HERETO TO BRING SUIT IN THE COURTS OF ANY JURISDICTION.

8	Fourth Amendment to Loan Agreement

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9	Fourth Amendment to Loan Agreement

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

RFC ASSET HOLDINGS II, LLC,
as Borrower

By:	/s/ Melissa White
Name:	Melissa White
Title:	Assistant Treasurer

S-1	Fourth Amendment to Loan Agreement

PASSIVE ASSET TRANSACTIONS, LLC,
as Borrower

By:	/s/ Melissa White
Name:	Melissa White
Title:	Assistant Treasurer

S-2	Fourth Amendment to Loan Agreement

RESIDENTIAL FUNDING COMPANY, LLC,
as Guarantor

By:	/s/ Melissa White
Name:	Melissa White
Title:	Assistant Treasurer

S-3	Fourth Amendment to Loan Agreement

GMAC MORTGAGE, LLC,
as Guarantor

By:	/s/ Melissa White
Name:	Melissa White
Title:	Assistant Treasurer

S-4	Fourth Amendment to Loan Agreement

RESIDENTIAL CAPITAL, LLC,
as Guarantor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Assistant Treasurer

S-5	Fourth Amendment to Loan Agreement

GMAC LLC,
as Lender Agent and Initial Lender

By:	/s/ David C. Walker
Name:	David C. Walker
Title:	Group Vice President and Treasurer

S-6	Fourth Amendment to Loan Agreement

SCHEDULE 7.01(t)

BILATERAL FACILITIES

[Attached]

Sched. 7.01(t) - 1	Fourth Amendment to Loan Agreement

T223

BILATERAL FACILITIES

T#	Company Name	Internal Contract Number	Expiration Date	Description	Legal Entity Name
T303	Residential Capital, LLC	BUI-06824	Perpetual	ResCap Borrowings-Other; Builder Notes	Residential Capital, LLC
T913	WestLB, AG, New York Branch	WES-08849	3/31/10	West LB; Other Secured Borrowing; Eighth Amended & Restated Receivables Financing Agreement dated June 4, 2008 (One-Year Tranche)	RFC Construction Funding LLC, Residential Funding Company, LLC
T620	The Royal Bank of Scotland PLC	THE-06201	5/31/09	RBS; Secured Aggregation Facility; Class C Variable Funding Loan Note Agreement, dated December 7, 2006	Preemac II, NL B.V., GMAC RFC Investments B.V.
T712	Deutsche Bank Ag London	DEU-08937	5/30/09	Deutsche; Whole Loan Repo; Amendment and Accession Agreement dated June 3, 2008	GMAC RFC Investments B.V., Residential Funding Company, LLC
T308	Scotia Inverlat Casa De Bolsa, S.A. de C.V.	MEX-06825	Perpetual	Scotia; ResCap Borrowings; Mexico CP Line, dated December 15, 2005	GMAC Hipotecaria, S.A.
T309	Mexico Mtn Line	MEX-06826	6/11/12	GMAC Financiera; ResCap Borrowings; Mexico MTN line, dated December 30, 2005	GMAC Financiera, S.A.
T416	Banco Mercantil Del Norte, S. A.	BAN-06189	12/18/09	Banco Mercantil Del Norte; Bank Line; Current Account Credit Agreement dated December 19, 2006	GMAC Financiera, S.A., GMAC Hipotecaria, S.A., Residential Capital, LLC
T711	International Finance Company	INT-06675	5/27/10	IFC; Whole Loan Repo; Amended & Restated Local Currency Revolving Loan Agreement dated April 16, 2007	Residential Funding Company, LLC, GMAC Financiera, S.A.
T610	Deutsche Trustee Company Limited	DEU-10963	5/31/09	Deutsche Trustee; Secured Aggregation Facility; Amended and Restated Note Issuance Facility Deed dated November 7, 2008	Residential Capital, LLC, GMAC-RFC Limited, CONDUIT (NO. 2) LIMITED, SILO N0.2 LIMITED
T919	Morgan Stanley & Co. International Limited	RES-06862	9/28/29	Morgan Stanley; Secured Borrowing; Deferred Consideration Sale Agmt, dated 09/28/2005	GMAC-RFC Limited
T005	Fannie Mae	FNM-06863	Perpetual	FNMA; Off-balance sheet (Gestation Repo); As Soon As Pooled Sale Agreement, dated July 28, 2003	X- GMAC Mortgage Corporation
T006	JPMorgan Chase Bank, National Association	JPM-08901	6/3/09	JPM; Off-Balance Sheet (Gestation Repo); Amended and Restated Mortgage Loan Participation Sale Agreement, dated June 4, 2008	GMAC Mortgage, LLC, GMAC Bank
T932	Citibank, NA	CIT-06399	5/31/09	Citibank; Mortgage Servicing Rights; Loan and Security Agreement dated September 10, 2007	Residential Capital, LLC, GMAC Mortgage, LLC
T816	BNP Paribas Securities Corp.	BNP-06176	Perpetual	BNP Paribas; Securities Repo; Master Repurchase Agreement dated August 15, 2007	Residential Funding Securities, LLC
T819	Credit Suisse Securities (Europe) Limited	CRE-04745	Perpetual	Credit Suisse Securities (Europe) Master Repurchase Agreement	Residential Funding Company, LLC
T922	Credit Suisse Securities (USA) LLC	CSF-06561	Perpetual	Credit Suisse Securities: NIMS Residual Repo; Master Repurchase Agreement dated May 16, 2006	Residential Funding Company, LLC
T009	Fannie Mae	FAN-06642	Perpetual	Fannie Mae; Off-Balance Sheet; Master Agreement No. MP04004.1 NA	GMAC LLC, Residential Capital, LLC, GMAC Mortgage, LLC
T905	Wells Fargo GMEN	GMA-06810	2/25/31	Wells Fargo; Other Secured Borrowings-GMEN; GMACM Home Equity Notes dated February 24, 2004	X- GMAC Mortgage Corporation, GMACM Home Equity Notes 2004 Variable Funding Trust, GMACR Mortgage Products, Inc.

1

T223

BILATERAL FACILITIES

T#	Company Name	Internal Contract Number	Expiration Date	Description	Legal Entity Name
T909	Barclays Bank PLC	BAR-07730	5/29/09	Barclays - GSAP; Other Secured Borrowings; Second Amended and Restated Indenture dated March 6, 2008	GMACR Mortgage Products, Inc., GMAC Mortgage, LLC, GMAC Bank, Residential Funding Company, LLC
T214	GMAC LLC	GMA-08354	5/1/09	GMAC; Intercompany - MSR; Loan and Security Agreement dated April 18, 2008	GMAC LLC, Residential Capital, LLC, Residential Funding Company, LLC, GMAC Mortgage, LLC
T903	Credit Suisse First Boston Mortgage Capital LLC	CRE-08873	6/3/09	Credit Suisse First Boston; Whole Loan Repo - Scratch & Dent; Amended & Restated Master Repurchase Agreement dated June 4, 2008	Homecomings Financial, LLC, Residential Funding Company, LLC, GMAC Mortgage, LLC, Residential Capital, LLC
T921	The Royal Bank of Scotland PLC	THE-08877	6/3/09	RBS; Other Secured Borrowing; Amended and Restated Master Repurchase Agreement dated June 4, 2008	Residential Capital, LLC, Homecomings Financial, LLC, Residential Funding Company, LLC, GMAC Mortgage, LLC
T924	Lehman Commercial Paper Inc	LEH-08871	6/3/09	Lehman; Other Secured Borrowing; Second Amended & Restated Master Repurchase Agreement dated June 4, 2008	Homecomings Financial, LLC, Residential Funding Company, LLC, Residential Capital, LLC, GMAC Mortgage, LLC
T930	JPMorgan Chase Bank, National Association	BEA-08872	6/4/09	JP Morgan; Other Secured Borrowing; Third Amended & Restated Master Repurchase Agreement dated June 4, 2008	Residential Capital, LLC, Residential Funding Company, LLC, GMAC Mortgage, LLC
T003	Bank of America, NA	HOR-06813	11/30/07 (A)	BofA and JPMorgan; Horsham Funding - Off-Balance Sheet Facility; Amended and Restated Certificate Purchase Agreement, dated June 20, 2002	X- GMAC Mortgage Corporation
T719	Bank of America, NA	BAN-08844	6/3/09	BofA; Whole Loan Repo; Master Repurchase Agreement dated June 4, 2008	Residential Capital, LLC, GMAC Mortgage, LLC, Residential Funding Company, LLC
T215	GMAC LLC	GMA-08892	5/1/10	GMAC; Intercompany - Revolver; Loan Agreement dated June 4, 2008	GMAC Mortgage, LLC, Residential Funding Company, LLC, Homecomings Financial, LLC, Residential Capital, LLC, GMAC LLC, RFC Asset Holdings II, Inc
T216	GMAC Commercial Finance LLC	GMA-09121	6/16/09	GMAC Commercial Finance; Off Balance Sheet; Servicer Advance Receivables Factoring Agreement dated June 17, 2008	Residential Funding Company, LLC, GMAC Mortgage, LLC, GMAC LLC, Residential Capital, LLC
T817	Federal Home Loan Mortgage Corporation	FED-06182	Perpetual	FHLMC; Securities Repo; Master Repurchase Agreement dated August 22, 2007	Residential Funding Securities, LLC
T824	Credit Suisse Securities (USA) LLC	CRE-10512	Perpetual	Credit Suisse Securities (USA); Master Repurchase Agreement dated May 16, 2006	X- Residential Funding Corporation

(A)	Trust open until 12/31/08

Schedule excludes ResCap intercompany agreements, bank lines and loans, bonds and deposit liabilities.

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